Exhibit 10.1

SHARE PURCHASE AGREEMENT

This Share Purchase Agreement (this “Agreement”), dated as of July 9, 2025, is entered into among Zhong Yang Holding Limited, a company formed under the laws of Hong Kong (the “Seller”), Zhong Yang Financial Services Limited, a company formed under the laws of Hong Kong (the “Target”), ZYNL (BVI) Limited, a company formed under the laws of the British Virgin Islands (the “Buyer”), and TOP Financial Group Limited, a company formed under the laws of the Cayman Islands and the sole shareholder of the Buyer (the “Payee”). Capitalized terms used in this Agreement have the meanings given to such terms herein.

RECITALS

WHEREAS, Seller owns 100% equity interest in the Target;

WHEREAS, the Target is engaged in providing financial and trust services (the “Business”);

WHEREAS, Seller wishes to sell to Buyer, and Buyer wishes to purchase from Seller, all the equity interest in the Target, subject to the terms and conditions set forth herein; and

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
Purchase and sale

Section 1.01 Purchase and Sale. Subject to the terms and conditions set forth herein, at the Closing (as defined in Section 2.01), Seller shall sell, convey, assign, transfer and deliver to Buyer, and Buyer shall Purchase from Seller, 10 Class E shares and 144,716 ordinary shares of the Target, representing 100% of the equity interest in the Target (collectively, the “Target Shares”).

Section 1.02 Purchase Price. The aggregate purchase price for the Target Shares shall be HKD500,000 (the “Purchase Price”). Payee shall, by wire transfer to Seller of immediately available funds, pay the Purchase Price at the Closing (as defined in Section 2.01).

ARTICLE II
CLOSING

Section 2.01 Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place on a date mutually agreed by the parties after the date all of the conditions described in Section 2.02 are met (the “Closing Date”).

Section 2.02 Conditions to Closing.

(a) Buyer shall have completed its financial and legal due diligence reviews of the Target.

(b) The Target, Seller, Buyer and Payee shall each obtain any and all regulatory approvals as required in connection with the transactions contemplated by this Agreement,

Section 2.03 Seller’s Closing Deliverables. At the Closing, Seller shall deliver to Target, Buyer and Payee a copy of this Agreement executed by Seller.

Section 2.04 Target’s Closing Deliverables. At the Closing, Target shall deliver to Seller, Buyer and Payee a copy of this Agreement executed by the Target.

Section 2.05 Buyer’s Closing Deliverables. At the Closing, Buyer shall deliver to Seller, Target and Payee a copy of this Agreement executed by Buyer.

Section 2.06 Payee’s Closing Deliverables. At the Closing, Payee shall deliver to Seller, Target and Buyer:

(a) the Purchase Price; and

(b) A copy of this Agreement executed by Payee.

ARTICLE III
Representations and warranties of seller

Seller represents and warrants to Target, Buyer and Payee that the statements contained in this Article III are true and correct as of the date hereof.

Section 3.01 Organization and Authority. Seller is a company duly organized and validly existing under the Laws (as defined in Section 3.02) of Hong Kong. Seller has full corporate power and authority to enter into this Agreement, to carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby. The execution and delivery by Seller of this Agreement, the performance by Seller of its obligations hereunder, and the consummation by Seller of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Seller. This Agreement constitutes legal, valid, and binding obligations of Seller enforceable against Seller in accordance with their respective terms.

Section 3.02 No Conflicts or Consents. The execution, delivery, and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby do not and will not: (a) violate or conflict with any provision of the certificate of incorporation, by-laws, or other governing documents of Seller; (b) violate or conflict with any provision of any statute, law, ordinance, regulation, rule, code, treaty, or other requirement of any Governmental Authority (as defined below) (collectively, “Law”) or any order, writ, judgment, injunction, decree, determination, penalty, or award entered by or with any Governmental Authority (“Governmental Order”) applicable to Seller; (c) require the consent, notice, or filing with or other action by any Person (as defined below) or require any permit, license, or Governmental Order; (d) violate or conflict with, result in the acceleration of, or create in any party the right to accelerate, terminate, or modify any contract, lease, deed, mortgage, license, instrument, note, indenture, joint venture, or any other agreement, commitment, or legally binding arrangement, whether written or oral (collectively, “Contracts”), to which Seller is a party or by which Seller is bound or to which any of their respective properties and assets are subject; or (e) result in the creation or imposition of any charge, claim, pledge, equitable interest, lien, security interest, restriction of any kind, or other encumbrance (“Encumbrance”) on any properties or assets of the Target Shares. “Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association or other entity. “Governmental Authority” means any federal, state, local, or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any arbitrator, court, or tribunal of competent jurisdiction.

Section 3.03 Title to Target Shares. Seller has good and valid title to all the Target Shares, free and clear of any Encumbrance.

Section 3.04 Legal Proceedings; Governmental Orders.

(a) There are no claims, actions, causes of action, demands, lawsuits, arbitrations, inquiries, audits, notices of violation, proceedings, litigation, citations, summons, subpoenas, or investigations of any nature, whether at law or in equity (collectively, “Actions”) pending or threatened against or by Seller: (i) relating to or affecting the Target Shares; or (ii) that challenge or seek to prevent, enjoin, or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.

(b) There are no outstanding Governmental Orders against, relating to, or affecting the Target Shares.

ARTICLE IV
Representations and warranties of THE TARGET

The Target represents and warrants to Seller, Buyer and Payee that the statements contained in this Article IV are true and correct as of the date hereof.

Section 4.01 Organizations, Authority, and Qualification. The Target is duly organized and validly existing under the Laws of Hong Kong and has full corporate power and authority to enter into this Agreement, to carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby. The execution and delivery by the Target of this Agreement, the performance by the Target of its obligations hereunder, and the consummation by the Target of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of the Target. This Agreement constitutes legal, valid, and binding obligations of the Target enforceable against the Target in accordance with their respective terms. The Target also has full corporate power and authority to own, operate, or lease the properties and assets now owned, operated, or leased by it and to carry on the Business as it has been and is currently conducted. The Target is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of the Business as currently conducted makes such licensing or qualification necessary.

Section 4.02 No Conflicts or Consents. The execution, delivery, and performance by Target of this Agreement and the consummation of the transactions contemplated hereby do not and will not: (a) violate or conflict with any provision of the certificate of incorporation, by-laws, or other governing documents of the Target; (b) violate or conflict with any Laws or any Governmental Orders applicable to the Target; (c) require the consent, notice, or filing with or other action by any Person or require any permit, license, or Governmental Order; (d) violate or conflict with, result in the acceleration of, or create in any party the right to accelerate, terminate, or modify any Contracts, to which the Target is a party or by which the Target is bound or to which any of their respective properties and assets are subject; or (e) result in the creation or imposition of any Encumbrances on any properties or assets of the Target.

Section 4.03 Due Issuance of the Target Shares. The Target Shares were duly authorized, fully paid, non-assessable, validly issued and free of any Encumbrance.

Section 4.04 Title to Assets. Target has good and valid title to all its assets, free and clear of any Encumbrance.

Section 4.05 Legal Proceedings; Governmental Orders.

(a) There are no Actions pending or threatened against or by the Target: (i) relating to or affecting the Business or the Target Shares; or (ii) that challenge or seek to prevent, enjoin, or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.

(b) There are no outstanding Governmental Orders against, relating to, or affecting the Business or the Target Shares.

Section 4.06 Compliance with Laws of the Target. The Target is in compliance with all Laws applicable to the conduct of the Business.

ARTICLE V
Representations and warranties of Buyer

Buyer represents and warrants to Seller, Target and Payee that the statements contained in this Article V are true and correct as of the date hereof.

Section 5.01 Organization and Authority. Buyer is a company duly organized and validly existing under the Laws of the British Virgin Islands. Buyer has full corporate power and authority to enter into this Agreement, to carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby. The execution and delivery by Buyer of this Agreement, the performance by Buyer of its obligations hereunder, and the consummation by Buyer of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Buyer. This Agreement constitutes legal, valid, and binding obligations of Buyer enforceable against Buyer in accordance with their respective terms.

Section 5.02 No Conflicts or Consents. The execution, delivery, and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or conflict with any provision of the certificate of incorporation, by-laws, or other organizational documents of Buyer; (b) violate or conflict with any provision of any Law or Governmental Order applicable to Buyer; or (c) require the consent, notice, declaration, or filing with or other action by any Person or require any permit, license, or Governmental Order.

ARTICLE VI
Representations and warranties of Payee

Payee represents and warrants to Seller, Target and Buyer that the statements contained in this Article VI are true and correct as of the date hereof.

Section 6.01 Organization and Authority. Payee is a company duly organized and validly existing under the Laws of the Cayman Islands. Payee has full corporate power and authority to enter into this Agreement, to carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby. The execution and delivery by Payee of this Agreement, the performance by Payee of its obligations hereunder, and the consummation by Payee of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Payee. This Agreement constitutes legal, valid, and binding obligations of Payee enforceable against Payee in accordance with their respective terms.

ARTICLE VII
Miscellaneous

Section 7.01 Interpretation; Headings. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 7.02 Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement.

Section 7.03 Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

Section 7.04 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. No assignment shall relieve the assigning party of any of its obligations hereunder.

Section 7.05 Amendment and Modification; Waiver. This Agreement may only be amended, modified, or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No failure to exercise, or delay in exercising, any right or remedy arising from this Agreement shall operate or be construed as a waiver thereof. No single or partial exercise of any right or remedy hereunder shall preclude any other or further exercise thereof or the exercise of any other right or remedy.

Section 7.06 Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction). Any legal suit, action, proceeding, or dispute arising out of or related to this Agreement, the other Transaction Documents, or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the courts of the State of New York in each case located in the city of New York and county of New York, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action, proceeding, or dispute.

Section 7.07 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed and delivered this Share Purchase Agreement as of the date first written above.

SELLER

Zhong Yang Holdings Limited

/s/ Xiong Zhi
Name:	Xiong Zhi
Title:	Director

THE TARGET

Zhong Yang Financial Services Limited

/s/ Junli Yang
Name:	Junli Yang	’
Title:	Director

BUYER

ZYNL (BVI) Limited

/s/ Junli Yang
Name:	Junli Yang
Title:	Director

PAYEE

TOP Financial Group Limited

/s/ Ka Fai Yuen
Name:	Ka Fai Yuen
Title:	Chief Executive Officer